Payments, by Project - USD ($) $ in Thousands	Taxes	Royalties	Fees	Comm. Social Resp.	Total Payments
Total	$ 61,473	$ 234,162	$ 6,850	$ 58,905	$ 361,390
Salar de Atacama [Member]
Total	56,035	232,336	0	58,623	346,994
Safi [Member]
Total	3,036	1,826	6,850	282	11,994
Albemarle Corporation [Member]
Total	2,402	0	0	0	2,402
Antofalla [Member]
Total	$ 1,529	$ 0	$ 0	$ 0	$ 1,529